UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 16, 2022

VELODYNE LIDAR, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-38703	83-1138508
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5521 Hellyer Avenue San Jose, California		95138
(Address of principal executive offices)		(Zip Code)

(669) 275-2251
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, $0.0001 par value	VLDR	The Nasdaq Stock Market LLC
Warrants, each exercisable for three-quarters of one share of common stock	VLDRW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

The annual meeting (the “Annual Meeting”) of the stockholders of Velodyne Lidar, Inc. (“we,” “us” or “our”) was held on June 16, 2022.

Only stockholders of record as of the close of business on April 22, 2022, the record date for the Annual Meeting, were entitled to vote at the Annual Meeting. As of the record date, 207,956,625 shares of Velodyne’s common stock were outstanding and entitled to vote at the Annual Meeting. The holders of a total of 129,752,732 shares of common stock were present at the Annual Meeting, either in person or by proxy, which total constituted a quorum for the Annual Meeting. In deciding all matters at the Annual Meeting, each holder of common stock of Velodyne was entitled to one vote for each share of common stock held as of the close of business on the record date.

The matters voted on at the Annual Meeting are summarized below, and the votes cast with respect to each such matter are set forth below.

Election of Directors. The following nominees were elected by the holders of our common stock to serve as Class II directors to hold office until our 2025 annual meeting of stockholders and until their successors have been duly elected and qualified.

Nominee	For	Withheld	Broker Non-Votes
Virginia Boulet	69,945,733	20,568,668	39,238,331
Andy Mattes	70,502,322	20,012,079	39,238,331

The two nominees were elected to the Board of Directors and will serve until the 2025 annual meeting of stockholders and until his or her successor is elected or appointed. In addition, Mr. Mattes was appointed to the Audit Committee, effective as of June 16, 2022.

Ratification of independent registered public accounting firm. The appointment of KPMG LLP as our independent registered public accounting firm for the year ending December 31, 2022 was ratified based on the following results of voting:

For	Against	Abstain	Broker Non-Votes
108,009,445	21,565,663	177,624	0

Advisory Vote on Compensation of Named Executive Officers. On an advisory basis, the compensation of our named executive officers for the year ended December 31, 2021, as disclosed in our proxy statement for our Annual Meeting, was approved by our stockholders based on the following results of voting:

For	Against	Abstain	Broker Non-Votes
66,667,362	23,591,268	255,771	39,238,331

Advisory Vote on the Frequency of Stockholder Vote on Executive Compensation. On an advisory basis, the stockholders indicated their preference that an advisory vote on executive compensation occur annually based on the following results of voting:

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
68,742,060	1,350,867	629,714	19,791,760	39,238,331

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VELODYNE LIDAR, INC.

By:	/s/ Daniel Horwood
Daniel Horwood
General Counsel and Secretary

Date: June 21, 2022
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